Exhibit 99.1

Sandler O’Neill + Partners East Coast Financial Services Conference November 6&7, 2018 Ticker: EGBN www.EagleBankCorp.com

Forward Looking Statements Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact : Michael T . Flynn 240 - 497 - 2040 mflynn@eaglebankcorp . com 2

Company Overview ▪ Eagle Bancorp, Inc. is a growth - oriented community bank focused on the Washington, DC metropolitan area ▪ Commercially - oriented business model with deep relationships of loans, core deposits and related products ▪ S treamlined network of 20 branches located in Northern Virginia, Suburban Maryland and the District of Columbia ▪ #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area ▪ Largest market capitalization of any community bank based in the Washington, DC metropolitan area ▪ Most profitable bank headquartered and operating in the state of Maryland 3 Data as - of September 30, 2018.

Investment Highlights ▪ Focused on Profitability and Balanced Financial Performance ▪ Strong Net Interest Margin = 4.14% ▪ DDA’s as a percentage of Deposit Mix = 32.29% ▪ Operating Leverage with streamlined branch system: Efficiency Ratio = 36.37% ▪ Clean Asset Quality: NPAs/Assets = 0.20% ▪ Low Charge - Off History: NCOs/Average Loans = 0.05% ▪ Demonstrated Consistent Organic Growth, combined with Proven Ability to Evaluate and Execute Acquisitions ▪ Strategic Geographic Market Positioning ▪ Dedicated Board Focused on Vision and Governance 4 NOTE: Financial data at or for the quarter ended September 30, 2018

Experienced Senior Management Team 5 Years Years in with Name Title/Function Banking EGBN Ronald D. Paul Chairman, President & CEO 31 20 Susan G. Riel Sr. EVP & COO - EagleBank, EVP Eagle Bancorp 42 20 Charles D. Levingston EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 18 7 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 33 7 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 33 4 Janice L. Williams EVP & Chief Credit Officer 24 15

Summary Statistics 6 Total Assets: $8.1 billion Total Loans: $6.8 billion Total Deposits: $6.4 billion Tangible Common Equity: $955.2 million (1) Tangible Book Value per Common Share: $27.84 (1) Shares Outstanding (at close October 31, 2018): 34,348,624 Market Capitalization (at close October 31, 2018): $1.69 billion Insider Ownership: 7.7% Institutional Ownership: 71% Member of Russell 2000 Yes NOTE: Data as - of September 30, 2018 unless otherwise noted. (1) Please refer to the Non - GAAP reconciliation and footnotes in t he appendices on pages 32 - 35.

EagleBank Branch Locations 7 Loudoun County Fairfax County I - 66 I - 495 I - 95 Alexandria Arlington I - 495 N US 50 Washington, DC Prince George’s County I - 495 I - 95 Montgomery County I - 270 Branch System Virginia 9 Maryland 6 Washington, DC 5 Total 20 NOTE: Branch total as of September 30, 2018.

Deposit Market Share 8 (Dollar values in thousands) Washington, DC Metropolitan Area Local June 30, June 30, 2018 Community 2017 2018 Annual Market Rank Banks Company Name Branches Balance Balance Growth Share 1 Bank of America Corp. 153 31,960,708 36,020,840 12.7% 17.3% 2 Capital One Financial Corp. 126 27,715,433 32,472,108 17.2% 15.6% 3 Wells Fargo & Co. 160 31,634,621 29,004,206 -8.3% 13.9% 4 SunTrust Banks Inc. 152 19,627,554 18,971,412 -3.3% 9.1% 5 BB&T Corp. 166 13,923,629 14,122,059 1.4% 6.8% 6 PNC Financial Services Group Inc. 178 13,684,214 13,829,853 1.1% 6.6% 7 Citigroup Inc. 34 8,115,000 8,831,000 8.8% 4.2% 8 United Bankshares Inc. 69 8,587,160 8,491,143 -1.1% 4.1% 9 1 Eagle Bancorp Inc. 20 5,953,269 6,344,313 6.6% 3.0% 10 2 Sandy Spring Bancorp Inc. 47 3,006,830 4,864,852 61.8% 2.3% 11 M&T Bank Corp 76 4,433,787 4,362,246 -1.6% 2.1% 12 Toronto-Dominion Bank 50 3,952,541 3,950,139 -0.1% 1.9% 13 HSBC Holdings Plc 12 2,334,734 3,459,642 48.2% 1.7% 14 3 Burke & Herbert Bank & Trust Co. 25 2,342,964 2,329,599 -0.6% 1.1% 15 4 Access National Bank 14 2,147,518 2,087,972 -2.8% 1.0% 16 Union Bank & Trust 19 1,379,334 1,836,408 33.1% 0.9% 17 5 Revere Bank 8 1,385,487 1,523,792 10.0% 0.7% 18 6 Old Line Bank 19 1,068,276 1,321,437 23.7% 0.6% 19 7 First Virginia Community Bank 6 857,408 1,011,230 17.9% 0.5% 20 Amalgamated Bank 1 514,858 978,551 90.1% 0.5% 21 8 Community Bank of the Chesapeake 11 817,956 976,279 19.4% 0.5% 22 9 John Marshall Bank 6 879,000 976,132 11.1% 0.5% 23 10 Capital Bank 4 865,655 921,829 6.5% 0.4% 24 11 Congressional Bank 6 750,723 844,176 12.4% 0.4% 25 12 Main Street Bank 6 540,642 803,223 48.6% 0.4% All Other Market Participants 176 10,240,571 8,225,920 -19.7% 5.2% Market Total 1,544 198,719,872 208,560,361 5.0% 100.0% 77.6% NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area. SOURCE: FDIC, as of June 30, 2017 and June 30, 2018.

Performance Statistics 9 Peer Group (1) Key Ratios (at or for the period ended) 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q2 ■ Net Interest Margin 4.30% 4.44% 4.33% 4.16%* 4.15% 4.17% 4.15% 4.14% 3.55% ■ Efficiency Ratio 49.90% 50.67% 42.49% 40.29% 37.84% 38.38% 38.55% 36.37% 61.60% ■ NPAs + 90 Days Past Due/Total Assets 0.90% 0.68% 0.31% 0.30% 0.19% 0.19% 0.16% 0.20% 0.53% ■ Allowance Loan Losses/Gross Loans 1.39% 1.07% 1.05% 1.04% 1.01% 1.00% 1.00% 1.00% 0.97% ■ Reserve/NPLs (Coverage Ratio) 165.66% 205.30% 397.95% 330.49% 489.20% 491.56% 612.42% 452.28% 282.55% ■ Net Charge-Offs to Average Loans (annualized) 0.23% 0.17% 0.17% 0.09% 0.06% 0.06% 0.05% 0.05% 0.07% ■ Tangible Common Equity/Tangible Assets (2) 8.86% 8.54% 10.56% 10.84% 11.45% 11.57% 11.79% 12.01% N/A ■ Tier 1 Leverage Ratio 10.93% 10.69% 10.90% 10.72% 11.45% 11.76% 11.97% 12.13% 10.19% ■ Return on Average Assets 1.37% 1.31% 1.49% 1.52% 1.62%** 1.91% 1.92% 1.93% 1.20% ■ Return on Average Common Equity 14.60% 13.50% 12.32% 12.27% 12.67%** 14.99% 14.93% 14.85% 7.87% ■ Earnings Per Share (Diluted) $1.76 $1.95 $2.50 $2.86 $3.35** $1.04 $1.08 $1.13 N/A EGBN NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $10 billion. (2) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. * Impact of July 2016 Sub - Debt raise in 2016Y was (9bps) . * * Data for 2017Y is shown on an operating basis.

Consistent Balance Sheet Growth 10 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 $8,500 Millions of Dollars 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 18Q3 Total Assets $8,058 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. *

Consistent Net Income Growth 11 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Thousands of Dollars 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 18Q3 Net Income Available to Common SBLF Dividend $38,948 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. GAAP basis i nco me for Q4 2017 was $15.6 million. *

$0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 EPS (Reported) EPS (Operating) $2.92 Earnings Per Share 12 $1.95 $1.76 $2.08 $2.50 $2.86 $3.35 $1.04 $1.08 $1.13 NOTE: There was a 10% stock dividend paid on the common stock on June 14, 2013 . Virginia Heritage Bank acquisition closed on October 31, 2014. EPS (Operating) for 2014 is net of merger related expenses. EPS for 2017 is shown on an operating basis.; Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. $2.92

Tangible Book Value per Share 13 $12.89 $14.56 $18.83 $21.61 $24.67 $27.84 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018YTD NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. Virginia Heritage Bank acquisition closed on October 31, 2014.

Net Interest Margin 14 4.30% 4.44% 4.33% 4.16% 4.15% 4.17% 4.15% 4.14% 3.56% 3.58% 3.49% 3.48% 3.53% 3.54% 3.55% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 EGBN Peer Group NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $1 0 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt raise in 2016 was (9bps). *

0.37% 0.33% 0.36% 0.44% 0.58% 0.73% 0.96% 1.07% 0.52% 0.45% 0.42% 0.44% 0.54% 0.65% 0.70% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 Cost of Funds EGBN Peer Group Yields and Cost of Funds 15 4.67% 4.77% 4.69% 4.60% 4.73% 4.90% 5.11% 5.21% 4.13% 4.06% 3.93% 3.93% 4.06% 4.18% 4.24% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 Yield on Average Earning Assets EGBN Peer Group 5.51% 5.37% 5.24% 5.11% 5.17% 5.30% 5.53% 5.69% 4.96% 4.72% 4.48% 4.41% 4.52% 4.62% 4.70% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 Yield on Loans EGBN Peer Group NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $1 0 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt Raise in 2016 was (5bps). The Sub - Debt raise impact on Cost of Funds in 2016 was 4bps. * *

Moderate Interest Rate Risk Position 16 (Dollar value in thousands) Interest Rate Indicators and Trends 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 Repricing Duration of Assets and Liabilities (months) Investments 50 49 47 43 41 40 37 38 Loans 26 27 25 23 17 16 16 16 Deposits 32 34 32 27 26 22 24 27 Borrowings 16 30 40 64 21 21 22 19 Economic Value of Assets and Liabilities Book Value of Portfolio Loans 2,945,158$ 4,312,399$ 4,998,368$ 5,618,820$ 6,348,262$ 6,603,351$ 6,652,678$ 6,845,793$ Economic Value of Portfolio Loans 2,979,180$ 4,314,618$ 5,000,717$ 5,624,085$ 6,368,262$ 6,604,523$ 6,656,841$ 6,828,002$ Premium (Discount) in Loans 1.2% 0.1% 0.0% 0.1% 0.3% 0.0% 0.1% -0.3% Book Value of Deposits 3,225,413$ 4,310,768$ 5,158,445$ 5,717,837$ 5,852,129$ 6,121,211$ 6,268,405$ 6,371,504$ Economic Value of Deposits 3,148,113$ 4,197,226$ 5,002,426$ 5,548,300$ 5,543,159$ 5,747,492$ 5,976,939$ 6,020,599$ Premium (Discount) in Deposits -2.4% -2.6% -3.0% -3.0% -5.3% -6.1% -4.6% -5.5% Book Value of Equity 393,864$ 620,761$ 738,602$ 842,799$ 950,438$ 985,180$ 1,023,136$ 1,061,652$ Economic Value of Equity 504,253$ 734,935$ 896,974$ 1,030,450$ 1,291,456$ 1,244,184$ 1,215,006$ 1,290,940$ Equity Premium Percentage 28.0% 18.4% 21.4% 22.3% 35.9% 26.3% 18.8% 21.6% Interest Rate Shock Analysis SHORT TERM EFFECTS (dollars in thousands) Net Interest Income - Flat balance Sheet 146,422$ 202,091$ 250,826$ 270,909$ 290,055$ 298,544$ 294,767$ 299,024$ Net Interest Income - + 100 basis point shock 143,418$ 197,675$ 250,113$ 276,988$ 305,576$ 314,940$ 313,294$ 315,278$ Percentage Change -2.1% -2.2% -0.3% 2.2% 5.4% 5.5% 6.3% 5.4% Net Interest Income - + 200 basis point shock 144,773$ 199,613$ 257,705$ 289,966$ 321,011$ 331,030$ 331,651$ 331,208$ Percentage Change -1.1% -1.2% 2.7% 7.0% 10.7% 10.9% 12.5% 10.8% Net Interest Income - + 300 basis point shock 148,470$ 203,701$ 266,070$ 303,319$ 336,214$ 346,986$ 350,009$ 347,095$ Percentage Change 1.4% 0.8% 6.1% 12.0% 15.9% 16.2% 18.7% 16.1% Net Interest Income - + 400 basis point shock 152,069$ 207,441$ 274,468$ 316,719$ 351,372$ 362,958$ 368,404$ 363,118$ Percentage Change 3.9% 2.6% 9.4% 16.9% 21.1% 21.6% 25.0% 21.4% Net Interest Income - - 100 basis point shock 141,639$ 200,680$ 244,895$ 264,079$ 283,576$ 285,719$ 280,622$ 285,979$ Percentage Change -3.3% -0.7% -2.4% -2.5% -2.2% -4.3% -4.8% -4.4% Net Interest Income - - 200 basis point shock 137,192$ 196,217$ 241,220$ 256,318$ 269,693$ 272,903$ 272,078$ 280,977$ Percentage Change -6.3% -2.9% -3.8% -5.4% -7.0% -8.6% -7.7% -6.0% ▪ Both assets and liabilities remain short with repricing durations at 16 months on loans and 27 months on deposits ▪ A 100 bps shock increase would increase Net Interest Income by about $ 16.3 million or 5.4% on a static balance sheet over a 12 month period Virginia Heritage Bank acquisition closed on October 31, 2014.

Consistent Increases in Operating Leverage 17 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 Revenue ($000s) Non-Int Expense ($000s) NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. Virginia Heritage Bank acquisition closed on October 31, 2014. Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. Q4 2017 is shown on an operating b asi s.

Consistently Improving Efficiency Ratio 18 Note: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $ 10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. 50% 51% 42% 40% 40% 38% 39% 36% 69% 68% 65% 64% 62% 62% 62% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 EGBN Peer Group

Deposit Composition and Growth 19 (Dollar Values in Thousands) Deposit Type % of % of % of Balance Total Balance Total Balance Total Noninterest Bearing 1,843,157$ 31.2% 1,982,912$ 33.9% 2,057,886$ 32.3% Interest Bearing Transaction 429,247 7.3% 420,417 7.2% 459,455 7.2% Core Savings & Money Market (1) 2,353,946 39.7% 2,185,580 37.3% 2,143,677 33.7% Core CD's (1) 555,387 9.4% 548,182 9.4% 737,573 11.6% Wholesale Money Market 464,925 7.9% 435,566 7.4% 429,582 6.7% Wholesale CD's 267,290 4.5% 281,327 4.8% 544,132 8.5% Total Deposits 5,913,952$ 100% 5,853,984$ 100% 6,372,305$ 100% As of December 31, 2017 As of September 30, 2018As of September 30, 2017  Commercial focus drives growth of Noninterest Bearing Demand accounts  Wholesale Deposits used to enhance cost of funds, not a strategy to replace growth in core deposits (1) Core deposits include CDAR’s and ICS reciprocal deposits.

Detail of Loan Portfolio 20 (Dollar Value in Thousands) County C&I Owner Occupied CRE Income Producing CRE CRE Bridge Financing Owner Occupied Const. CRE Construction Land Residential Mortgage Consumer TOTAL % of Total Maryland Montgomery 363,722$ 158,097$ 243,013$ 219,076$ 15,298$ 119,191$ 657$ 22,050$ 43,313$ 1,184,417$ 17.3% Prince George's 124,902 133,718 212,897 60,747 8,825 51,678 15,271 335 1,850 610,223 8.9% Baltimore 26,939 32,427 63,942 80,846 3,705 5,939 - - 246 214,044 3.1% Anne Arundel 8,398 13,231 24,830 - - 24,555 410 1,769 1,121 74,314 1.1% Frederick 5,581 698 68,659 2,448 - 96 5,332 744 334 83,892 1.2% Howard 19,940 32,494 29,327 18,674 - 2,139 1,635 755 1,734 106,698 1.6% Eastern Shore 7,460 11,605 65,489 - - 146 145 1,321 205 86,371 1.3% Charles 4,574 20,353 4,475 - - - - 454 28 29,884 0.4% Other MD 4,367 9,033 16,154 - - 1,798 4,190 - 564 36,106 0.5% Washington DC 345,927 225,567 581,448 597,939 15,841 536,146 16,703 38,894 14,260 2,372,725 32.0% Virginia Fairfax 236,766 61,616 217,752 154,958 - 129,108 5,743 13,701 13,076 832,720 12.2% Loudoun 27,943 45,259 63,775 31,756 11,383 8,031 3,875 796 3,306 196,124 2.9% Arlington 56,276 1,479 83,622 14,852 1,520 35,318 229 736 2,252 196,284 2.9% Alexandria 50,327 13,607 22,094 23,070 - 41,653 - 1,694 1,645 154,090 2.3% Prince William 6,883 32,688 84,399 20,897 - 7,649 698 315 1,547 155,076 2.3% Fauquier 626 3,057 5,221 - - - - 784 260 9,948 0.1% Other VA 13,564 44,594 81,763 4,550 - - 461 347 655 145,934 2.1% Other USA 189,382 23,639 80,897 10,340 - 18,880 9,915 20,169 2,600 355,822 5.2% Total $1,493,577 $863,162 $1,949,757 $1,240,153 $56,572 $982,327 $65,264 $104,864 $88,996 $6,844,672 100.0% % of Total 21.8% 12.6% 28.5% 18.1% 0.8% 14.4% 1.0% 1.5% 1.3% 100.0% 34.4% 46.6% 16.2%  Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County  Held for Sale residential mortgages not included NOTE: Data as of September 30, 2018

Credit Quality Trends 21 (Dollar Values in Thousands) 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 Nonperforming Assets: Accruing Loans 90 or More Days Past Due -$ -$ -$ -$ -$ -$ -$ -$ Nonaccrual 24,702 22,443 13,239 17,875 13,238 13,388 10,876 15,077 Total Nonperforming Loans (NPLs) 24,702$ 22,443$ 13,239$ 17,875$ 13,238$ 13,388$ 10,876$ 15,077$ Other Real Estate Owned (OREO) 9,225 13,224 5,852 2,694 1,394 1,394 1,394 1,394 Total Nonperforming Assets 33,927$ 35,667$ 19,091$ 20,569$ 14,632$ 14,782$ 12,270$ 16,471$ Performing Restructured Loans (TDRs) 7,944 13,502 11,836 7,924 12,339 11,499 15,123 17,546 NPAs/Assets 0.90% 0.68% 0.31% 0.30% 0.20% 0.19% 0.16% 0.20% NPAs+TDRs/Assets 1.11% 0.94% 0.51% 0.41% 0.36% 0.34% 0.35% 0.42% Reserves 40,921$ 46,075$ 52,687$ 59,073$ 64,758$ 65,807$ 66,609$ 68,189$ Reserves/Loans 1.39% 1.07% 1.05% 1.04% 1.01% 1.00% 1.00% 1.00% Charge-Offs NCOs/Average Loans 0.23% 0.17% 0.17% 0.09% 0.06% 0.06% 0.05% 0.05% NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014.

Consistent Asset Quality 22 Total Loans ($mms) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Sep- 14 Dec- 14 Mar- 15 Jun- 15 Sep- 15 Dec- 15 Mar- 16 Jun- 16 Sep- 16 Dec- 16 Mar- 17 Jun- 17 Sep- 17 Dec- 17 Mar- 18 Jun- 18 Sep- 18 Total Loans ($) NPAs (%) Charge Offs (%) Note: Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) Loan NPAs/ Average Year Growth Assets Charge-Offs 2013 $452,063 0.90% 0.23% 2014 $1,367,241 0.68% 0.17% 2015 $685,969 0.31% 0.17% 2016 $679,525 0.30% 0.09% 2017 $733,635 0.19% 0.06% 2018 YTD $433,144 0.20% 0.05% Net Charge-Off History for the periods ended June 30, 2018 EGBN EGBN Loan Type 2 Year Avg. 3 Year Avg. Income Producing CRE 0.04% 0.04% Owner Occupied CRE 0.01% 0.01% Construction and Land 0.08% 0.08% Commercial & Industrial 0.15% 0.23%

Strength in C&I Lending 23  At 22% of the Loan Portfolio, EagleBank has a much larger presence in C&I Lending than other local peer banks  C&I Loan Portfolio is predominantly variable rate loans  29% Annual growth rate of Owner Occupied Loans, which are key to small and mid - market relationships  DDA Operating Accounts of C&I relationships are a critical component of deposit composition strategy  Treasury Management services provide opportunity for relationship retention and expansion

CRE Risk Management 24  Executive & Board Level Oversight of Approval Process  Disciplined Underwriting  Proactive Portfolio Management  Quarterly Stress Testing of CRE Portfolio  Quarterly Independent Credit Review  Dedicated Special Assets Team

CRE Concentration 25 (Dollar Values in Thousands) 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 Total CRE Portfolio (excl Own Occ) 820,442$ 909,058$ 1,147,897$ 1,431,984$ 1,660,266$ 2,453,662$ 2,978,550$ 3,246,636$ 3,900,263$ 4,035,641$ 4,030,675$ 4,148,521$ CRE/Total Loans (1) 58.50% 51.77% 47.63% 57.44% 56.37% 56.78% 59.59% 57.18% 60.83% 61.12% 60.60% 60.61% CRE Nonperforming Loans NPLs/Total CRE 1.76% 1.43% 1.67% 1.40% 0.88% 0.23% 0.22% 0.34% 0.16% 0.16% 0.11% 0.11% Peer NPLs/Total CRE (1) 4.45% 4.42% 3.52% 2.40% 1.50% 0.86% 0.53% 0.40% 0.33% 0.35% 0.38% Total Net Charge Offs NCOs/Total CRE 0.07% 0.18% 0.09% 0.18% 0.07% 0.07% 0.06% 0.04% 0.07% 0.02% 0.01% 0.01% Peer NCOs/Total CRE (1) 1.55% 1.53% 1.10% 0.67% 0.22% 0.06% 0.01% 0.01% 0.01% 0.00% 0.00% CRE Concentration (2) 403.06% 401.12% 392.96% 375.05% 377.00% 388.64% 394.40% 319.33% 345.17% 345.57% 333.76% 331.84% (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on the Compa ny’s asset size at the time of reporting. (2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk - based capital. * Virginia Heritage Bank acquisition closed on October 31, 2014 .

ADC Concentration 26 (Dollar Values in Thousands) 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 Total ADC Portfolio 252,494$ 327,718$ 448,470$ 539,069$ 628,880$ 798,241$ 909,654$ 976,599$ 1,413,922$ 1,433,297$ 1,413,671$ 1,456,154$ ADC/Total Loans (1) 18.00% 18.66% 18.61% 21.62% 21.35% 18.47% 18.20% 17.20% 22.05% 21.71% 21.25% 21.27% Adjusted ADC Portfolio 1,445,984$ ADC Nonperforming Loans NPLs/Total ADC 6.30% 4.50% 3.89% 3.45% 1.33% 0.51% 0.08% 0.13% 0.05% 0.16% 0.01% 0.22% Peer NPLs/Total ADC (1) 10.75% 11.24% 8.85% 6.51% 2.91% 1.28% 0.63% 0.35% 0.21% 0.17% 0.16% Total Net Charge Offs NCOs/Total ADC 0.07% 0.52% 0.28% 0.44% 0.21% 0.26% -0.02% 0.16% 0.15% -0.02% -0.01% 0.02% Peer NCOs/Total ADC (1) 3.88% 4.30% 3.09% 2.37% 0.46% -0.11% -0.04% -0.06% -0.04% -0.03% -0.03% ADC Concentration (2) 124.04% 144.60% 153.52% 141.19% 142.80% 126.44% 120.45% 96.05% 125.13% 122.73% 117.06% 116.48% Adjusted ADC Concentration (3) 115.66% (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on t he Company’s asset size at the time of reporting . (2) Represents ADC concentration as a percentage of EGBN consolidated risk - based capital. (3) Adjusted ADC Concentration exclud es loans which are income producing and have a U & O permit. * Virginia Heritage Bank acquisition closed on October 31, 2014 .

Capital Strength 27 (Dollar Values in Thousands) 2013Y 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 Total Assets 3,771,503$ 5,247,880$ 6,075,577$ 6,890,096$ $ 7,493,617* 7,698,060$ 7,880,017$ 8,057,855$ Total Common Stockholders' Equity 337,263$ 548,859$ 738,601$ 842,799$ $ 965,026* 985,180$ 1,023,137$ 1,061,651$ Total Regulatory Capital 440,332$ 631,340$ 755,212$ 1,016,713$ 1,129,954$ 1,167,824$ 1,207,659$ 1,250,148$ Tier 1 Leverage Ratio 10.93% 10.69% 10.90% 10.72% 11.45% 11.76% 11.97% 12.13% Tier 1 Risk Based Capital Ratio 11.53% 10.39% 10.68% 10.80% 11.23% 11.57% 11.89% 12.11% Total Risk Based Capital Ratio 13.01% 12.97% 12.75% 14.89% 15.02% 15.32% 15.59% 15.74% Common Equity Tier 1 (CETI) Ratio N/A N/A 10.68% 10.80% 11.23% 11.57% 11.89% 12.11% Tangible Common Equity Ratio (1) 8.86% 8.54% 10.56% 10.84% 11.45% 11.57% 11.79% 12.01%  $150 million of 10 Year, 5 Year non - call, 5.00% Subordinated Notes sold in July 2016  $100 million of Common Equity raised through an underwritten offering in March 2015  $70 million of 10 Year non - call 5.75% Subordinated Notes sold in August 2014  $10 million of Common Equity raised through an underwritten offering in October 2012  $35 million of Common Equity raised through an At the Market Offering during May through October 2012 (1) This constitutes a non - GAAP financial measure. P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. * Data for 2017 is shown on an operating basis.

Key Success Factors 28 ▪ Building and maintaining core relationships o Cross sales o Focus on key customers ▪ Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Portfolio is balanced among C&I, CRE and Construction o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem credits ▪ Built and preserved a strong capital position and balance sheet o Nine capital raising events since August 2008 o Increasing quarterly profitability since January 1, 2009 has consistently bolstered the capital position

Key Success factors (continued) 29  Disciplined ALCO process  Maintained focus on areas of strength o Concentration on core geographic markets and products  P roper infrastructure to support the increased volume of business and regulation  Comprehensive Management and Board level reporting  Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, low turnover rate

EagleBank Growth Strategy 30  Profitability • Pricing discipline to sustain Net Interest Margin • Prudent expense management with streamlined branch system to maintain Efficiency Ratio  Sustain Credit Quality • Maintain balanced portfolio mix: C&I, CRE and Construction • Enhanced monitoring of individual credits • Expanded stress testing  Emphasis on Organic Growth • Only 3.00% deposit market share in DC Metro Area • Significant opportunities to expand C&I business lines including loans and treasury management products • Attract new relationships and develop cross sell opportunities • Enhance infrastructure to support growth beyond $10 billion in assets  Expanded Sources of Noninterest Income • SBA guaranteed loans, residential mortgage origination , FHA commercial mortgage origination, treasury management services, insurance

EGBN Stock Price Performance 31 Total Return Performance 1 Year 3 Year 5 Year EGBN (26.2%) 3.3% 85.9% NASDAQ Bank Stock Index (6.6%) 28.8% 52.1% NASDAQ Stock Market Index 8.6% 44.6% 86.4% S & P 500 Index 5.3% 30.4% 54.4% SOURCE: SNL Financial, Chart and calculations as of close of trading on October 31, 2018

Appendices 32

Non - GAAP Reconciliation 33 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 Common shareholders' equity 950,438$ 985,180$ 1,023,137$ 1,061,651$ Less: Intangible assets (107,212) (107,097) (106,820) (106,481) Tangible common equity 843,226$ 878,083$ 916,317$ 955,170$ Book value per common share 27.80$ 28.72$ 29.82$ 30.94$ Less: Intangible book value per common share (3.13) (3.12) (3.11) (3.10) Tangible book value per common share 24.67$ 25.60$ 26.71$ 27.84$ Total assets 7,479,029$ 7,698,060$ 7,880,017$ 8,057,855$ Less: Intangible assets (107,212) (107,097) (106,820) (106,481) Tangible assets 7,371,817$ 7,590,963$ 7,773,197$ 7,951,374$ Tangible common equity ratio 11.44% 11.57% 11.79% 12.01%

Non - GAAP Reconciliation 34 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017* Common shareholders' equity 337,263$ 548,859$ 738,601$ 842,799$ 965,026$ Less: Intangible assets (3,510) (109,908) (108,542) (107,419) (107,212) Tangible common equity 333,753$ 438,951$ 630,059$ 735,380$ 857,814$ Book value per common share 13.03$ 18.21$ 22.07$ 24.77$ 28.23$ Less: Intangible book value per common share (0.14) (3.65) (3.24) (3.16) (3.14) Tangible book value per common share 12.89$ 14.56$ 18.83$ 21.61$ 25.09$ Total assets 3,771,503$ 5,247,880$ 6,076,649$ 6,890,097$ 7,493,617$ Less: Intangible assets (3,510) (109,908) (108,542) (107,419) (107,212) Tangible assets 3,767,993$ 5,137,972$ 5,968,107$ 6,782,678$ 7,386,405$ Tangible common equity ratio 8.86% 8.54% 10.56% 10.84% 11.61% * Data for 2017 is shown on an operating basis.

Non - GAAP Reconciliation 35 Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) GAAP Change Non-GAAP GAAP Change Non-GAAP Income Statements: Income tax expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net income 15,569$ 14,588 30,157$ 100,232$ 14,588 114,820$ Performance Ratios (annualized): Return on average assets 0.82% 1.60% 1.41% 1.62% Return on average common equity 6.49% 12.57% 11.06% 12.67% Assets GAAP Change Non-GAAP Deferred income taxes 28,770 14,588 43,358 Total Assets 7,479,029$ 14,588$ 7,493,617$ Shareholders' Equity Retained earnings 431,544 14,588 446,132 Total Shareholders' Equity 950,438 14,588 965,026 Total Liabilities and Shareholders' Equity 7,479,029$ 14,588 7,493,617$ Interest Income GAAP Change Non-GAAP GAAP Change Non-GAAP Income Tax Expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net Income 15,569$ 14,588$ 30,157$ 100,232$ 14,588$ 114,820$ Earnings Per Common Share Basic 0.46$ 0.43$ 0.88$ 2.94$ 0.43$ 3.36$ Diluted 0.45$ 0.42$ 0.88$ 2.92$ 0.42$ 3.35$ As of December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017

Non - GAAP Reconciliation 36 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book va lue per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

Market Information – Washington, DC MSA 37  Population 6.2 Million □ 6 th largest market in the U.S.  Employment 3.3 Million □ 65,000 new jobs created in 12 months ended August, 2018 □ Employment growth driven by private sector, over 220,000 net new private sector jobs created over last five years □ Unemployment rate of 3.5% vs. US average of 3.9% (August 2018)  Gross Regional Product (GRP) $529 Billion □ 5th largest regional economy in the U.S. □ 16.7% growth in GRP over the last 10 years □ Federal Government Spending is 30.0% of GRP □ Highest median household income of any major U.S. market

Greater Washington Economy 38 Total Federal Spending = 30% of GRP GRP Contribution by Sub - market Other 8.9% Non-Local Business 10.6% Associations 2.2% Hospitality 3.6% International 4.9% Other Federal 13.7% Federal Procurement 16.3% Local Business 39.9% Suburban Maryland 28.0% District of Columbia 24.0% Northern Virginia 48.0% Gross Regional Product $529 Billion NOTE: Other includes Health Care/Education and Media SOURCE: The Wall Street Journal, Stephen S. Fuller Institute - George Mason University, Bureau of Economic Analysis

Loan Portfolio and Growth 39 (Dollar Values in Thousands) Annual Growth Rate Loan Type Balance % of Total Balance % of Total Balance % of Total % Commercial and Industrial 1,244,184$ 20.4% 1,375,939$ 21.5% 1,493,577$ 21.8% 20.0% Commercial Real Estate: Owner Occupied 749,580 12.3% 755,444 11.8% 863,162 12.6% 15.2% Income Producing 1,941,068 32.1% 2,102,115 32.0% 1,949,757 28.5% 0.4% CRE Bridge Financing 957,880 15.7% 944,980 13.8% 1,240,153 18.1% 29.5% Subtotal 3,648,528$ 60.0% 3,802,539$ 60.0% 4,053,072$ 59.2% 11.1% Construction & Land: Owner Occupied 55,828 0.9% 58,691 0.9% 56,572 0.8% 1.3% CRE Construction 833,397 13.7% 897,102 13.8% 982,327 14.4% 17.9% Land 82,096 1.3% 76,039 1.2% 65,264 1.0% (20.5%) Subtotal 971,321$ 16.0% 1,031,832$ 16.0% 1,104,163$ 16.1% 13.7% Residential Mortgage 109,460$ 1.8% 104,357$ 1.6% 104,864$ 1.5% (4.2%) Consumer & Other 110,711$ 1.8% 96,861$ 1.5% 88,996$ 1.3% (19.6%) Total Loans 6,084,204$ 100.0% 6,411,528$ 100.0% 6,844,672$ 100.0% 12.5% As of September 30, 2017 As of December 31, 2017 As of September 30, 2018

Geographic Detail – Income Producing CRE 40 (Dollar Value in Thousands) Single Office/ Redevel./ Mixed & 1-4 Multi- County Hotel Condo Retail Use Single & 1-4 Family Family Industrial Other TOTAL % of Total Maryland Montgomery 14,105$ 53,488$ 24,916$ 86,512$ 10,723$ 19,198$ 15,272$ 18,799$ 243,013$ 12.5% Prince George's 114,594 21,009 44,919 2,818 3,152 - 11,546 14,859 212,897 10.9% Baltimore 19,384 2,967 6,139 30,310 2,230 1,544 1,368 - 63,942 3.3% Anne Arundel 9,730 3,086 9,014 - - - 3,000 - 24,830 1.3% Frederick - 12,358 40,723 2,713 1,344 - 2,312 9,209 68,659 3.5% Eastern Shore 59,831 1,949 518 - 1,376 - - 1,815 65,489 3.4% Howard - 2,641 11,056 - 695 - 14,179 756 29,327 1.5% Charles - - 653 159 - - - 3,663 4,475 0.2% Other MD - 5,555 1,478 157 - - 8,964 - 16,154 0.8% Washington DC 170,692 32,152 44,159 137,170 89,332 100,105 3,172 4,666 581,448 29.8% Virginia Fairfax - 92,550 41,632 482 14,339 1,085 773 66,891 217,752 11.2% Loudoun - 19,683 16,088 - 751 - 16,259 10,994 63,775 3.3% Arlington 47,000 28,423 200 - 2,628 255 - 5,116 83,622 4.3% Alexandria - 14,304 - 3,890 - - 3,900 - 22,094 1.1% Prince William 28,625 13,931 17,243 15,191 1,006 - 4,991 3,412 84,399 4.3% Fauquier - - 1,985 - - - - 3,236 5,221 0.3% Other VA - 61,480 14,160 106 1,743 - 226 4,048 81,763 4.2% Other USA 2,395 4,618 9,998 459 3,084 - 1,061 59,282 80,897 4.1% Total $466,356 $370,194 $284,881 $279,967 $132,403 $122,187 $87,023 $206,746 $1,949,757 100.0% % of Total 23.8% 19.0% 14.6% 14.4% 6.8% 6.3% 4.5% 10.6% 100.0%  Focus in core sub - markets: Washington, DC, Montgomery County, Fairfax County NOTE: Data as of September 30, 2018

Geographic Detail – Construction 41 (Dollar Value in Thousands) Single Residential & 1-4 Multi- Mixed County Condo Single & 1-4 Family Family Office Use Hotel Retail Other TOTAL % of Total Maryland Montgomery 28,898$ 54,208$ -$ 19,491$ -$ -$ -$ 16,594$ 119,191$ 12.1% Prince George's - 4,098 26,986 - - 10,468 - 10,126 51,678 5.3% Baltimore - 956 - - - - - 4,983 5,939 0.6% Anne Arundel - - - - 24,555 - - - 24,555 2.5% Frederick - 96 - - - - - - 96 0.0% Eastern Shore - 146 - - - - - - 146 0.0% Howard - 2,139 - - - - - - 2,139 0.2% Charles - - - - - - - - - 0.0% Other MD - 476 - - 1,322 - - - 1,798 0.2% Washington DC 155,409 53,681 131,684 115,564 69,710 - 1,575 8,523 536,146 54.7% Virginia Fairfax 62,750 39,328 777 7,242 5,243 - 2,433 11,335 129,108 13.1% Loudoun 3,951 290 - 2,018 1,772 - - - 8,031 0.8% Arlington 16,554 18,764 - - - - - - 35,318 3.6% Alexandria - 1,852 - - 39,011 - - 790 41,653 4.2% Prince William - 2,642 - - - - - 5,007 7,649 0.8% Fauquier - - - - - - - 0.0% Other VA - - - - - - - - - 0.0% Other USA - 734 1,444 - - 16,702 - - 18,880 1.9% Total $267,562 $179,410 $160,891 $144,315 $141,613 $27,170 $4,008 $57,358 $982,327 100.0% % of Total 27.2% 18.3% 16.4% 14.7% 14.4% 2.8% 0.4% 5.8% 100.0% Renovation 37,667$ 75,730$ 53,573$ 121,485$ 43,248$ -$ 3,844$ 21,517$ 357,064$ 36.3% Ground-Up 229,895$ 103,680$ 107,318$ 22,830$ 98,365$ 27,170$ 164$ 35,841$ 625,263$ 63.7%  Focus in core sub - markets: Washington, DC, Montgomery County, Fairfax County  Recognized expertise in Single Family and Condo construction lending  Portfolio is diversified among collateral types NOTE: Data as of September 30, 2018

Conservative Securities Portfolio 42 (Dollar Values in Thousands) September 30, 2018 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Government Agency Securities $236,853 $0 $6,528 $230,325 31.9% Mortgage Backed Securites - GSEs 448,335 140 12,126 436,349 60.5% Municipal Bonds 48,203 391 858 47,736 6.5% Corporate Bonds 8,004 61 19 8,046 1.1% Other Equity Investments 218 - - 218 0.0% Total Securities $741,613 $592 $19,531 $722,674 100.0% December 31, 2017 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Government Agency Securities $198,115 $283 $2,414 $195,984 33.3% Mortgage Backed Securites - GSEs 322,067 187 4,418 317,836 54.2% Municipal Bonds 60,976 1,295 214 62,057 10.3% Corporate Bonds 13,010 163 - 13,173 2.2% Other Equity Investments 218 - - 218 0.0% Total Securities 594,386$ 1,928$ 7,046$ 589,268$ 100.0% September 30, 2017 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Government Agency Securities $179,100 $342 $1,524 $177,918 32.1% Mortgage Backed Securites - GSEs 303,822 374 2,670 301,526 54.6% Municipal Bonds 61,593 1,673 119 63,147 11.0% Corporate Bonds 13,011 206 - 13,217 2.3% Other Equity Investments 218 - - 218 0.0% Total Securities $557,744 $2,595 $4,313 $556,026 100.0%  Portfolio has $18.9 million of net unrealized losses at September 30, 2018  No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs  Average life of portfolio is 3.8 years  Excludes Federal Reserve and Federal Home Loan Bank stock

Nationally Recognized Financial Performance 43 ▪ “Top Investment Idea” Recommendation 2012 ▪ “Sm - All Stars” Designation 2011, 2013, 2014, 2015, 2016 & 2017 ▪ Designated as a “Challenger” Bank 2015 & 2016 ▪ Member of KBW Bank Honor Roll 2010 - 2018 ▪ Ronald D. Paul named East Coast Region Community Banker of the Year 2014 Independent Community Bankers of America ▪ Community Bankers Cup Award 2012 - 2017

Highly Regarded by Bank Rating Firms 44 FIRM BANK RATING B AUER F INANCIAL , I NC A - 300/300 Green - ***

Experienced Management Team 45 R onald D. Paul, Chairman, President and CEO Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief E xec utive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Pau l is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and man age ment for office and multi - family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 19 97, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named “Washingtonian of the Year ” b y Washingtonian magazine and in 2009 was named the “Greater Washington Entrepreneur of the Year” by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named “Community Banker of the Year” by the American Banker magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America. Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc. Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms . Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry . Ms. Riel was recently included in the Bisnow 2017 Power Series: Women of Influence in Commercial Real Estate. Charles D. Levingston, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Levingston, Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr . Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Bank s o f Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has over 16 years of experience in the banking industry.

Experienced Management Team (continued) 46 Janice L. Williams, EVP, Chief Credit Officer Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Cr edi t Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank , and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland. Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer Mr. Marquez, Executive Vice President, joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Re al Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New Yo rk and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washin gto n, DC metropolitan area. Lindsey S. Rheaume, EVP, Chief C&I Lending Officer Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credi t r isk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, res pon sible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $50 0MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank — which was acquired by United Bank in 2014 — where he managed the bank’s entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America .

Historical Balance Sheet 47 (Dollar Values in Thousands) 2013Y 2014Y 2015Y 2016Y 2017Y* 5 Year Compound Growth Rate 2018YTD Assets Cash and Equivalents $306,960 $256,025 $298,363 $368,163 $190,473 (10.9%) $184,477 Securities Available for Sale 389,405 404,903 504,772 559,708 625,592 15.0% 759,931 Total Cash and Securities 696,365 660,928 803,135 927,871 816,065 4.7% 944,408 Gross Loans HFI 2,945,158 4,312,399 4,998,368 5,677,893 6,411,528 20.8% 6,844,672 Loan Loss Reserves 40,921 46,075 52,687 59,074 64,758 11.6% 68,189 Loans Held for Sale 42,030 44,317 47,492 51,629 25,096 (35.6%) 18,728 Total Net Loans 2,946,267 4,310,641 4,993,173 5,670,448 6,371,866 18.9% 6,795,211 Real Estate Owned 9,225 13,224 5,852 2,694 1,394 (23.4%) 1,394 Total Intangibles 3,276 109,626 108,155 106,947 106,824 96.5% 106,170 Total Servicing Rights 234 282 387 472 388 22.1% 311 Other Assets 116,136 153,179 164,875 181,664 197,080 23.7% 210,361 Total Assets $3,771,503 $5,247,880 $6,075,577 $6,890,096 $7,493,617 17.1% $8,057,855 Liabilities Deposits $3,225,414 $4,310,768 $5,158,444 $5,716,114 $5,853,984 15.1% $6,372,305 FHLB Borrowings 30,000 140,000 0 0 325,000 61.0% 325,000 Repurchase Agreements 80,471 61,120 72,356 68,876 76,561 (5.5%) 36,446 Subordinated Debt 9,300 79,300 68,928 216,514 216,905 87.7% 217,198 Other Liabilities 32,455 35,933 37,248 45,793 56,141 21.0% 45,255 Total Liabilities 3,377,640 4,627,121 5,336,976 6,047,297 6,528,591 16.4% 6,996,204 Equity Preferred Equity 56,600 71,900 0 0 0 (100.0%) 0 Common Equity 340,582 546,212 738,410 845,180 966,775 27.4% 1,070,941 Net Unrealized Gain (Loss) (3,319) 2,647 191 (2,381) (1,749) (179.6%) (9,290) Total Stockholders Equity 393,863 620,759 738,601 842,799 965,026 22.5% 1,061,651 Total Liabilities and Equity $3,771,503 $5,247,880 $6,075,577 $6,890,096 $7,493,617 17.1% $8,057,855 Balance Sheet Analysis (%) Total Gross Loans/ Total Assets 78.09 82.17 82.27 82.41 85.56 84.94 Loans/ Deposits 91.31 100.04 96.90 99.33 109.52 107.41 Reserves/ Loans 1.39 1.07 1.05 1.04 1.01 1.00 Annualized Growth Rates (%) Asset Growth Rate 10.62 39.15 15.77 13.41 8.76 10.01 Gross Loans HFI 18.13 46.42 15.91 13.59 12.92 8.99 Deposit Growth Rate 11.33 33.65 19.66 10.81 2.41 11.78 * Data for 2017 is shown on an operating basis.

Historical Income Statement 48 (Dollar Values in Thousands, except per share data) 2013Y 2014Y* 2015Y 2016Y 2017Y** 5 Year Compound Growth Rate 2018YTD Total Interest Income 157,294$ 191,573$ 253,180$ 285,805$ 324,034$ 17.9% 287,705$ Total Interest Expense 12,504 13,095 19,238 27,641 40,147 22.7% 52,424 Net Interest Income 144,790 178,478 233,942 258,164 283,887 17.4% 235,281 Loan Loss Provision 9,602 10,879 14,638 11,331 8,971 (11.1%) 6,060 Service Charges on Deposits 4,607 4,906 5,397 5,821 6,364 10.1% 5,188 Gain/Loss on Sale of Loans 14,578 6,886 11,973 11,563 9,276 (7.8%) 4,632 Gain/Loss on Sale of Securities 19 22 2,254 1,194 542 (4.7%) 68 Loss on early extinguishment of debt - - (1,130) - - (100.0%) - BOLI Revenue 720 1,283 1,589 1,554 1,466 30.2% 1,073 Other Noninterest Income 4,792 5,248 6,545 7,152 11,725 31.9% 5,536 Total Noninterest Income 24,716 18,345 26,628 27,284 29,373 6.6% 16,497 Salaries and Employee Benefits 47,481 57,268 61,749 67,010 67,129 9.0% 51,827 Premises and Equipment Expenses 11,923 13,317 16,026 15,118 15,632 8.9% 11,691 Marketing and Advertising 1,686 1,999 2,748 3,495 4,095 18.4% 3,419 Data Processing 5,903 6,163 7,533 7,747 8,220 13.2% 7,144 Legal, Accounting and Professional Fees 2,969 3,439 3,729 3,673 5,053 3.5% 7,282 FDIC Insurance 2,263 2,333 3,154 2,718 2,554 4.1% 2,559 Merger Expenses - 4,699 141 - - 100.0% - Other Noninterest Expenses 12,354 10,510 15,636 15,254 15,869 9.4% 11,102 Total Noninterest Expense 84,579 99,728 110,716 115,015 118,552 9.1% 95,024 Net Income Before taxes 75,325 86,216 135,216 159,102 185,736 27.0% 150,694 Income taxes 28,318 31,958 51,049 61,395 70,916 27.7% 38,735 Net Income 47,007 54,258 84,167 97,707 114,820 26.6% 111,959 Preferred Dividends 566 614 601 - - (100.0%) - Net Income Available to Common 46,441$ 53,644$ 83,566$ 97,707$ 114,820$ 27.0% 111,959$ Earnings per Share - Diluted 1.76$ 2.08$ 2.50$ 2.86$ 3.35$ 3.25$ Virginia Heritage Bank acquisition closed on October 31, 2014. * Data for 2014 is shown on an operating basis, net of merger related expenses; ** Data for 2017 is shown on an operating basis. P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35.